Exhibit 10.3

EXECUTION VERSION

GUARANTY

THIS GUARANTY (as it may hereafter be amended, supplemented, modified or restated from time to time, this “Guaranty”), dated as of May 9, 2017, is executed and delivered by the Parent, each Subsidiary of the Parent that is a signatory hereto and any future Subsidiary of the Parent that is a Restricted Subsidiary (as each of the foregoing is defined in the Credit Agreement referenced below) that executes and delivers an Amendment hereto (each a “Guarantor” and, collectively, the “Guarantors”), in favor of the Secured Parties and Jefferies Finance LLC, as Collateral Agent (in such capacity, together with any successor appointed pursuant to Section 10.06 of the Credit Agreement referred to below, the “Collateral Agent”) for the Secured Parties.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of May 9, 2017 (as it may hereafter be amended, supplemented, modified or restated from time to time, the “Credit Agreement”), with Everi Payments Inc., a Delaware corporation (the “Borrower”), and Everi Holdings Inc., a Delaware corporation (the “Parent”); and

WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement and the Secured Hedge Agreements and Secured Cash Management Agreements;

NOW, THEREFORE, in consideration of the foregoing and in order to induce the Secured Parties to make the credit extensions contemplated under the Credit Agreement, the Secured Hedge Agreements and Secured Cash Management Agreements, the Guarantors hereby agree, jointly and severally, as follows:

1.      Definitions and Construction.

(a)     Definitions.  The following terms, as used in this Guaranty, shall have the following meanings:

“Bankruptcy Code” shall mean the United States Bankruptcy Code.

“Beneficiaries” shall mean the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer, the Lenders and the other Secured Parties.

“Collateral” shall mean the property or assets described in Section 16 hereof.

“Guarantied Obligations” shall mean the due and punctual payment of all Indebtedness owing by the Parent, the Borrower and the other Loan Parties; provided that the Guaranteed Obligations shall not include any “Excluded Swap Obligations”.

“Indebtedness” shall mean any and all Obligations , including all indebtedness and other liabilities of any kind or character owed to the Beneficiaries by the Borrower and arising directly or indirectly out of or in connection with the Credit Agreement, the Notes and the other Loan Documents (in each case, as amended, supplemented, modified or restated from time to time), plus all of the Obligations of the Parent or any of its Restricted Subsidiaries under any and all Secured Hedge Agreements between the Parent or any of its Restricted Subsidiaries and any Hedge Bank and any and all Secured Cash Management Agreements between the Parent or any of its Restricted Subsidiaries and any Cash Management Bank, including all such obligations, indebtedness and liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including reasonable attorneys’ fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether the Borrower or any other Loan Party is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by the Beneficiaries.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(b)     Construction.  Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty.  Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, supplements or restatements thereto or thereof, as applicable: the Loan Documents; the Credit Agreement; this Guaranty; the Notes; the Secured Hedge Agreements; and the Secured Cash Management Agreements.  Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Beneficiaries or any Guarantor, whether under any rule of construction or otherwise.  On the contrary, this Guaranty has been reviewed by the Guarantors, the Beneficiaries and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Beneficiaries and the Guarantors.

2.      Guarantied Obligations.

(a)     Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guaranties to the Beneficiaries, as and for its own debt, until final and indefeasible payment thereof has been made, the due and punctual payment of the Guarantied Obligations, in each case, when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; provided,  however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

(b)     Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 6. The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

(c)     For purposes of this Guaranty, the term “Guarantor” as applied to the Borrower or any other Guarantor shall refer to the Borrower or such other Guarantor as a guarantor of Indebtedness incurred by the Borrower, another Guarantor or another Restricted Subsidiary, and not Indebtedness directly incurred by such Guarantor, in its capacity as Borrower or otherwise.

(d)     Each Guarantor represents and warrants to the Beneficiaries that (i) neither this Guaranty nor any collateral security therefor has been given with an intent to hinder, delay or defraud any creditor of such Guarantor; (ii) such Guarantor is not engaged, or about to engage, in any business or transaction for which its assets (other than those necessary to satisfy its obligations under this Guaranty or those given as collateral security for such obligations) are unreasonably small in relation to the business or transaction, nor does such Guarantor intend to incur, or believe or reasonably should believe that it will incur, debts beyond its ability to pay as they become due; and (iii) such Guarantor is not insolvent at the time it gives this Guaranty, and the giving of this Guaranty and any collateral security provided in connection herewith will not result in such Guarantor’s becoming insolvent.  Each Guarantor hereby covenants and agrees that, as long as this Guaranty remains in effect, such Guarantor (A) shall incur no indebtedness beyond its ability to repay the same in full in accordance with the terms thereof and (B) shall not take any action, or suffer to occur any omission, which could give rise to a claim by any third party to set aside this Guaranty or any collateral given in connection herewith, or in any manner impair the Beneficiaries’ rights and privileges hereunder or thereunder.

(e)     Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each other Loan Party as may be needed by such Loan Party from time to time to honor all of its Obligations in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 2 voidable under any applicable fraudulent transfer or conveyance act).  The obligations and undertakings of each Qualified ECP Guarantor under this Section 2 shall remain in full force and effect until the Guarantied Obligations shall have been paid in full and the Commitments shall have been terminated and all Letters of Credit shall have expired or been terminated or canceled.  Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

3.     Continuing Guaranty.  This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Beneficiaries, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by any Guarantor, the Borrower, or from any other source, prior to the date of such revocation, shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by the Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligations of such Guarantor hereunder.

4.     Performance under this Guaranty.  In the event that the Parent, the Borrower or any other Restricted Subsidiary fails to make any payment of any Guarantied Obligations on or before the due date thereof, each Guarantor immediately shall cause such payment to be made.

5.     Primary Obligations.  This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes.  Each Guarantor agrees that it is directly, jointly and severally with each other Guarantor, liable to the Beneficiaries, that the obligations of such Guarantor hereunder are independent of the obligations of the Borrower, any other Guarantor or any other Restricted Subsidiary, and that a separate action may be brought against such Guarantor, whether such action is brought against the Borrower, another Guarantor or any other Restricted Subsidiary or whether the Borrower, any such other Guarantor or any other Restricted Subsidiary is joined in such action.  Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any Beneficiary of whatever remedies they may have against the Borrower or any other Guarantor, or the enforcement of any lien or realization upon any security any Beneficiary may at any time possess.  Each Guarantor agrees that any release which may be given by the Beneficiaries to the Borrower,  any other Guarantor or any other Restricted Subsidiary shall not release such Guarantor.  Each Guarantor consents and agrees that the Beneficiaries shall be under no obligation to marshal any property or assets of the Borrower, any other Guarantor or any other Restricted Subsidiary in favor of such Guarantor or any other Restricted Subsidiary, or against or in payment of any or all of the Guarantied Obligations.

6.      Waivers.

(a)     Each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, the Secured Hedge Agreements or the Secured Cash Management Agreements, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor’s right to make inquiry of the Administrative Agent or the Collateral Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Parent, the Borrower, or any other Restricted Subsidiary or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to a Guarantor under this Guaranty or any other Loan Document to which such Guarantor is party) and demands to which such Guarantor might otherwise be entitled.

(b)     To the fullest extent permitted by applicable Law, each Guarantor waives the right by statute or otherwise to require the Beneficiaries to institute suit against the Borrower or to exhaust any rights and remedies which the Beneficiaries have or may have against the Borrower, any other Guarantor or any other Restricted Subsidiary.  In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to the Beneficiaries by such Guarantor.  Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid)

of the Borrower, any other Guarantor or any other Restricted Subsidiary or by reason of the cessation from any cause whatsoever of the liability of the Borrower in respect thereof.

(c)     To the maximum extent permitted by law, each Guarantor hereby waives: (i) any rights to assert against the Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Borrower, any other Guarantor or any other Restricted Subsidiary or any other party liable to the Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Beneficiaries; (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; (v) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires the Beneficiaries to exhaust remedies against the Borrower, any other Guarantor or any other Restricted Subsidiary prior to commencing any action or foreclosure against such Guarantor or its properties and (vi) any other defense available to such Guarantor.

(d)     Each Guarantor agrees that so long as all or a portion of the Indebtedness or this Guaranty is secured by a deed of trust or mortgage covering interests in real property, the Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of such Guarantor under this Guaranty, may foreclose pursuant to the terms of the Credit Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale.  Each Guarantor understands that the exercise by the Beneficiaries of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate such Guarantor’s right of subrogation against Borrower and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder.  Nevertheless, each Guarantor hereby authorizes and empowers the Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

(e)     (i)  Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document, until full and final payment of the Guarantied Obligations, each Guarantor hereby waives with respect to the Borrower, any other Guarantor or any other Restricted Subsidiary and their respective successors and assigns (including any surety) and any other party any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Guarantor may have or hereafter acquire against the Borrower, any other Guarantor or any other Restricted Subsidiary or any other party in connection with or as a result of the Borrower’s, any other Guarantor’s or any other Restricted Subsidiary’s execution, delivery and/or performance of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement.  Each Guarantor agrees that it shall not have or assert any such rights against the Borrower, any other Guarantor or any other Restricted Subsidiary or their respective successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Guarantor by the Borrower (as borrower or in any other capacity), any other Guarantor or any other Restricted Subsidiary or any other Person until the Guarantied Obligations have been fully and indefeasibly repaid to the Beneficiaries.  Each Guarantor hereby acknowledges and agrees that this waiver is intended to benefit the Beneficiaries and shall not limit or otherwise affect any of the Borrower’s or other Guarantor’s liability hereunder, under any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement to which the Borrower or any other Guarantor is a party, or the enforceability hereof or thereof.

(ii)     To the extent any waiver of subrogation contained in clause (e)(i) above is unenforceable, each Guarantor shall, until the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been terminated or canceled, withhold exercise of (A) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower, any other Guarantor or any other Restricted Subsidiary or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (1) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower, any other Guarantor or any other Restricted Subsidiary, (2) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Borrower, any other Guarantor or any other Restricted Subsidiary, and (3) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Beneficiaries, and (B) any right of contribution such Guarantor may have against any other Guarantor (including without limitation any such right of contribution hereunder).  Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower, any other Guarantor or any other Restricted Subsidiary or against any collateral or security, and any rights of contribution Guarantor may have against any such other Guarantor, shall be junior and subordinate to any rights the Administrative Agent or the other Secured Parties may have against the Borrower, any other Guarantor or any other Restricted Subsidiary, to all right, title and interest the Beneficiaries may have in any such collateral or security, and to any right the Beneficiaries may have against such other Guarantor.  The Collateral Agent, on behalf of the Secured Parties, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any such disposition or sale any rights of subrogation the Guarantors may have shall terminate.  If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for the Collateral Agent on behalf of the Secured Parties and shall forthwith be paid over to the Collateral Agent for the benefit of the Secured Parties to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the Credit Agreement.

7.     Releases.  Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Notes, any of the other Loan Documents, any Secured Hedge Agreement or any Secured Cash Management Agreement or may grant other indulgences to the Borrower, any other Guarantor or any other Restricted Subsidiary in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Notes, any of the other Loan

Documents, any Secured Hedge Agreement or any Secured Cash Management Agreement or may, by action or inaction, release or substitute any other Guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including the Collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

8.     No Election.  The Beneficiaries shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by the Beneficiaries to proceed in one form of action or proceeding, or against any Guarantor or other party, or on any obligation, shall constitute a waiver of the Beneficiaries’ right to proceed in any other form of action or proceeding or against any other Guarantor or other parties unless the Beneficiaries have expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Beneficiaries under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of the Guarantors under this Guaranty except to the extent that the Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

9.     Indefeasible Payment.  The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Beneficiaries are no longer subject to any right on the part of any person whomsoever, including the Borrower, any other Guarantor or any other Restricted Subsidiary, whether as a debtor in possession or otherwise, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of any such Person’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential.  In the event that, for any reason, all or any portion of such payments to the Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and each Guarantor shall be liable for the full amount the Beneficiaries are required to repay plus any and all costs and expenses (including attorneys’ fees) paid by the Beneficiaries in connection therewith.

10.     Financial Condition of the Borrower.  Each Guarantor represents and warrants to the Beneficiaries that it is currently informed of the financial condition of the Parent, the Borrower and the other Restricted Subsidiaries and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations.  Each Guarantor further represents and warrants to the Beneficiaries that it has read and understands the terms and conditions of the Credit Agreement, the Notes, the other Loan Documents and, if applicable, the Secured Hedge Agreements and the Secured Cash Management Agreements.  Each Guarantor hereby covenants that it will continue to keep itself informed of the Parent’s, the Borrower’s and each other Restricted Subsidiary’s financial condition, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

11.     Subordination.  Each Guarantor hereby agrees that any and all present and future indebtedness of the Borrower, any other Guarantor or any other Restricted Subsidiary owing to such Guarantor is postponed in favor of and subordinated to payment in full of the Guarantied Obligations.  Each Guarantor agrees that amounts paid over to the Beneficiaries pursuant to the subordination provisions of this Section 11 shall be separate and apart from, and shall not be credited to, the liability of such Guarantor pursuant to Section 2.

12.     Payments; Application.  All payment to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without setoff, deduction (whether for Taxes or otherwise) or counterclaim.  All payments made by any Guarantor hereunder shall be applied as provided in Section 9.03 of the Credit Agreement.

13.     Attorneys’ Fees and Costs.  Each Guarantor agrees to pay, on demand, all reasonable and documented out-of-pocket attorneys’ fees and all other reasonable and documented out-of-pocket costs and expenses which may be incurred by the Beneficiaries in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

14.     Notices.  All notices and other communications provided to any party hereto under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

If to any Guarantor:	c/o Everi Holdings Inc.
7250 S. Tenaya Way, Suite 100
Las Vegas, NV 89113
Attn: Randy Taylor, Chief Financial Officer
Facsimile number: 702-262-5039
Email: rtaylor@everi.com

With a copy to: DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, NY 10020
Attn: Jamie Knox, Esq.
Email: jamie.knox@dlapiper.com

If to the Beneficiaries:	Jefferies Finance LLC, as Collateral Agent
520 Madison Avenue
New York, New York 10022
Attn: Account Officer – Everi
Facsimile number: 212-284-3444
Email: JFin.Admin@Jefferies.com

15.     Cumulative Remedies.  No remedy under this Guaranty, the Credit Agreement, the Notes, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, the Credit Agreement, the Notes, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement, and those provided by law.  No delay or omission by the Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof.  No failure on the part of the Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

16.     Collateral.  The obligations of one or more of the Guarantors under this Guaranty may be secured as provided for in certain of the Loan Documents that have been or will be executed by such Guarantor in favor of the Administrative Agent and/or the Collateral Agent.

17.     Severability of Provisions.  If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18.     Entire Agreement; Amendments.  This Guaranty constitutes the entire agreement among each Guarantor and the Beneficiaries pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and the Collateral Agent.  Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given.  No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

19.     Successors and Assigns.  Subject to the terms of the Credit Agreement, this Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Beneficiaries; provided,  however, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without the Collateral Agent’s express written consent (subject to any other consents required under the Credit Agreement) and any unconsented to assignment shall be absolutely void.  In the event of any assignment or other transfer of rights by the Beneficiaries, the rights and benefits herein conferred upon the Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

20.     Choice of Law and Venue; Service of Process.  THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY, HOWEVER, SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY OTHER BENEFICIARY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.  NOTHING IN THIS GUARANTY WILL AFFECT THE

RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

21.     Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

22.     Joint and Several Liability.  The liability of the Guarantors hereunder shall be joint and several.

23.     Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Guaranty as of the day and year first written above.

EVERI PAYMENTS INC.
EVERI HOLDINGS INC.
EVERI GAMES HOLDING INC.
EVERI GAMES INC.
MGAM TECHNOLOGIES, LLC, each as a Guarantor

By:	/s/ Randy L. Taylor

Name: Randy L. Taylor
Title: Chief Financial Officer

CENTRAL CREDIT, LLC

By: Everi Payments Inc., its sole member, as a Guarantor

By:	/s/ Randy L. Taylor

Name: Randy L. Taylor
Title: Chief Financial Officer

GCA MTL, LLC, as a Guarantor

By:	/s/ Michael D. Rumbolz

Name: Michael D. Rumbolz
Title: Chief Executive Officer

Accepted and Agreed:

JEFFERIES FINANCE LLC, as Collateral Agent

By:	/s/ E.J. Hess

	Name:	E.J. Hess

	Title:	Managing Director

AMENDMENT TO GUARANTY

This Amendment to Guaranty (this “Amendment”), dated as of [__________ __], 20[__], relates to that certain Guaranty dated as of May 9, 2017 (as it may have been amended, supplemented, modified or restated to date, the “Guaranty”), among Everi Holdings Inc., a Delaware corporation (the “Parent”), the Subsidiaries of the Parent parties thereto as Guarantors (collectively the “Guarantors”) in favor of the Lenders (as defined in the Credit Agreement (as hereinafter defined)) and Jefferies Finance LLC (“Bank of America”), as Administrative Agent (the “Administrative Agent”).

In compliance with Section 7.13 of that certain Credit Agreement, dated as of May 9, 2017 (as it may be amended, supplemented, modified or restated from time to time, the “Credit Agreement”). among Everi Payments Inc., a Delaware corporation (the “Borrower”), the Parent, the Administrative Agent, the Collateral Agent, the L/C Issuer, the Swing Line Lender and the Lenders, [_________] (the “Additional Guarantor”) and other the Guarantors hereby agree as follows (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

1.     Amendment.  The Guaranty is hereby amended to add as a party, and more specifically, as a Guarantor, thereunder, the Additional Guarantor.

2.     Representations and Warranties.  The Additional Guarantor represents and warrants to the Administrative Agent, the Collateral Agent, the Swing Line Lender, the L/C Issuer and the Lenders that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct as to the Additional Guarantor as of the date hereof.

3.     Additional Guarantor as Guarantor.  The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Loan Documents.

4.     Effectiveness.  This Amendment shall become effective on the date hereof upon the execution hereof by the Additional Guarantor and the Administrative Agent and delivery hereof to the Administrative Agent.

5.     Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.     Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Name of Additional Guarantor]

By:

Name:

Title:

Notice Address:

Attention:

[Guarantors]

By:

Name:

Title:

Notice Address:

Attention:

Accepted and Agreed:

JEFFERIES FINANCE LLC, as Administrative Agent

By:

Name:

Title: